Exhibit 99.1
Neurocrine Biosciences Reports Fourth-Quarter and Full-Year 2025
Financial Results and Provides Financial Expectations for 2026
Total Fourth-Quarter and Full-Year 2025 Net Product Sales of $798.3 Million and $2.83 Billion,
Representing Year-Over-Year Growth of 29% and 22%, Respectively
INGREZZA® (valbenazine) Full Year 2026 Net Product Sales Guidance of $2.7 - $2.8 Billion
SAN DIEGO, Feb. 11, 2026 – Neurocrine Biosciences, Inc. (Nasdaq: NBIX) today announced its financial results for the fourth quarter ended December 31, 2025.
“Our 2025 performance reflects the strength and durability of our commercial business and meaningful progress we are making transforming Neurocrine into a broader, more diversified biopharmaceutical company,” said Kyle W. Gano, Ph.D., Chief Executive Officer of Neurocrine Biosciences. “In 2026, we are focused on delivering strong, sustainable growth for INGREZZA and CRENESSITY® (crinecerfont) while advancing our pipeline anchored by Phase 3 programs, including osavampator in major depressive disorder and direclidine in schizophrenia. We expect this building momentum will create value for all stakeholders as Neurocrine is well positioned to improve the lives of even more patients in the years ahead.”
Net Product Sales Highlights
•Total fourth-quarter and full-year 2025 net product sales were $798.3 million and $2.83 billion, reflecting 29% and 22% growth year-over-year, respectively.
•INGREZZA fourth-quarter and full-year 2025 net product sales were $657.5 million and $2.51 billion, reflecting 7% and 9% growth year-over-year, respectively. Results reflected double-digit prescription volume growth in TRx and NRx driven by strong patient demand, partially offset by a lower net price due to new formulary access investments to support long-term growth.
•CRENESSITY fourth-quarter and full-year 2025 net product sales were $135.3 million and $301.2 million, reflecting 431 and 2,048 total new patient enrollment start forms, respectively, driven by strong patient demand with over 80% reimbursement coverage for dispensed scripts in the fourth-quarter.
Recent Clinical and Corporate Developments
•Published a landmark narrative review on FDA-approved vesicular monoamine transporter 2 (VMAT2) inhibitors demonstrating the unique profile of INGREZZA in CNS Spectrums. The review highlighted the distinct profile of INGREZZA, including selective VMAT2 targeting, simplified dosing without required titration and robust clinical data across diverse patient populations and concluded that VMAT2 inhibitors are not clinically interchangeable.

•Presented head-to-head INGREZZA capsules data at the American College of Neuropsychopharmacology 64th Annual Meeting showing a nearly two-fold higher VMAT2 mean target occupancy, consistent with greater potency when compared to AUSTEDO XR (deutetrabenazine) after a single dose. In addition, the lowest approved dose of INGREZZA (40 mg) exhibited higher estimated VMAT2 target occupancy at steady state versus the highest approved dose of AUSTEDO XR (48 mg) at steady state.
•At Neurocrine’s R&D Day in December, provided an update on Neurocrine’s R&D engine, which remains on track to deliver multiple first- and best-in-class medicines across an industry-leading neuropsychiatry portfolio, including Phase 3 programs for osavampator in major depressive disorder and direclidine in schizophrenia. Neurocrine remains well-positioned for long-term value creation across core therapeutic areas and announced the strategic expansion and diversification of the corticotropin releasing factor (CRF) platform as a foundation for a new class of medicines targeting metabolic diseases, including obesity.
•Announced the initiation of a Phase 2 clinical study of investigational compound NBI-1065890 in adults with tardive dyskinesia (TD). NBI-1065890 is a next-generation, selective inhibitor of VMAT2. Building on nearly 20 years of deep scientific expertise and experience in VMAT2 inhibition, Neurocrine designed NBI-1065890 to potentially deliver a differentiated profile, including the possibility of longer-acting options for the treatment of TD.
Fourth-Quarter and Full-Year 2025 Financial Results

	Three Months Ended December 31,		Twelve Months Ended December 31,
(unaudited, in millions, except per share data)	2025	2024	2025	2024
Revenues:
INGREZZA Net Product Sales	$657.5	$615.2	$2,513.7	$2,313.5
CRENESSITY Net Product Sales	135.3	1.7	301.2	1.7
Other Revenues	12.7	10.8	45.6	40.1
Total Revenues	$805.5	$627.7	$2,860.5	$2,355.3

GAAP Research and Development (R&D)	$258.2	$185.6	$1,015.7	$731.1
Non-GAAP R&D	$233.8	$164.4	$924.7	$662.3

GAAP Selling, General, and Administrative (SG&A)	$301.8	$287.8	$1,156.2	$1,007.2
Non-GAAP SG&A	$265.6	$241.6	$1,024.9	$862.5

GAAP Net Income	$153.7	$103.1	$478.6	$341.3
GAAP Earnings Per Share – Diluted	$1.48	$1.00	$4.67	$3.29

Non-GAAP Net Income	$194.6	$173.4	$654.5	$656.3
Non-GAAP Earnings Per Share – Diluted	$1.88	$1.69	$6.39	$6.33

(unaudited, in millions)			December 31, 2025	December 31, 2024
Total Cash, Cash Equivalents, and Marketable Securities			$2,543.4	$1,815.6

•Differences in fourth-quarter 2025 GAAP and Non-GAAP operating expenses compared with fourth-quarter 2024 were driven by:
◦Increased R&D expense in support of an expanded and advancing pre-clinical and clinical portfolio including investments in osavampator Phase 3 program in major depressive disorder (MDD) and muscarinic franchise, including the direclidine Phase 3 program as a potential treatment for adults with schizophrenia.
◦Increased SG&A expense including incremental investment in CRENESSITY launch activities and continued investment in INGREZZA.
◦Increased acquired in-process research and development (IPR&D) expense associated with upfront payments for early-stage development candidates license agreements
•Fourth-quarter 2025 GAAP net income and earnings per share were $153.7 million and $1.48, respectively, compared with $103.1 million and $1.00, respectively, for fourth-quarter 2024.
•Fourth-quarter 2025 Non-GAAP net income and earnings per share were $194.6 million and $1.88, respectively, compared with $173.4 million and $1.69, respectively, for fourth-quarter 2024.
•Differences in fourth-quarter 2025 GAAP and Non-GAAP net income compared with fourth-quarter 2024 were primarily driven by:
◦Higher net product sales of $177.1 million
◦Increased operating expenses in support of expanding and advancing R&D portfolio, incremental investment in CRENESSITY launch activities, and continued investment in INGREZZA
◦Increased IPR&D expense associated with upfront payments for early-stage development candidates license agreements
•At December 31, 2025, the Company had cash, cash equivalents, and marketable securities totaling approximately $2.54 billion.
A reconciliation of GAAP to Non-GAAP financial results can be found in Table 3 and Table 4 at the end of this news release.

Full-Year 2026 Financial Guidance

	Range
(in millions)	Low	High
INGREZZA Net Product Sales [1]	$2,700	$2,800

GAAP R&D Expense [2]	$1,200	$1,250
Non-GAAP R&D Expense [2,3]	$1,110	$1,160

GAAP and Non-GAAP IPR&D [4]	$20	$20

GAAP SG&A Expense [5]	$1,375	$1,400
Non-GAAP SG&A Expense [3,5]	$1,240	$1,265
1.INGREZZA sales guidance reflects expected net product sales of INGREZZA in tardive dyskinesia and chorea associated with Huntington’s disease.
2.R&D guidance reflects the continued advancement of the Company’s pre-clinical and clinical portfolio including the Phase 3 programs for osavampator in MDD and direclidine in schizophrenia, and includes approximately $25 million of expense for development milestones related to our in-licensed product candidates. Development milestones are included in R&D guidance once achieved or deemed probable to achieve.
3.Non-GAAP guidance adjusted to exclude estimated non-cash stock-based compensation expense of approximately $90 million in R&D and $125 million in SG&A, divestiture-related expenses and vacated legacy campus facility costs. Non-cash stock-based compensation expense for performance-based equity awards is included in guidance once the predefined performance-based criteria for vesting is achieved or deemed probable to achieve.
4.IPR&D guidance represents completed collaboration and licensing arrangements.
5.SG&A guidance range reflects expense for ongoing commercial initiatives supporting INGREZZA growth and the launch of CRENESSITY including expansion of sales teams expected to be completed by the end of the first quarter of 2026.
Conference Call and Webcast Today at 4:30 PM Eastern Time
Neurocrine Biosciences will hold a live conference call and webcast today at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time). Participants can access the live conference call by dialing 800-579-2543 (US) or 785-424-1789 (International) using the conference ID: NBIX. The webcast and accompanying slides can also be accessed at approximately 4:30 p.m. Eastern Time on Neurocrine Biosciences’ website under Investors at www.neurocrine.com. A replay of the webcast will be available on the website approximately one hour after the conclusion of the event and will be archived for approximately one month.

About Neurocrine Biosciences
Neurocrine Biosciences is a leading biopharmaceutical company with a simple purpose: to relieve suffering for people with great needs. We are dedicated to discovering, developing and commercializing life-changing treatments for patients with under-addressed neuropsychiatric, neurological, psychiatric, endocrine and immunological disorders. The company’s diverse portfolio includes U.S. FDA-approved treatments for tardive dyskinesia, chorea associated with Huntington’s disease, classic congenital adrenal hyperplasia, endometriosis* and uterine fibroids*, as well as a robust pipeline including multiple compounds in mid- to late-phase clinical development across our core therapeutic areas. For three decades, we have applied our unique insight into neuroscience and the interconnections between brain and body systems to treat complex conditions. We relentlessly pursue medicines to ease the burden of debilitating diseases and disorders, because you deserve brave science. For more information, visit neurocrine.com, and follow the company on LinkedIn, X, Facebook and YouTube. (*in collaboration with AbbVie)
NEUROCRINE, the NEUROCRINE BIOSCIENCES Logo, YOU DESERVE BRAVE SCIENCE, INGREZZA, and CRENESSITY are registered trademarks of Neurocrine Biosciences, Inc.
Non-GAAP Financial Measures
In addition to the financial results and financial guidance that are provided in accordance with accounting principles generally accepted in the United States (GAAP), this press release also contains the following Non-GAAP financial measures: Non-GAAP R&D expense, Non-GAAP SG&A expense, Non-GAAP operating income, Non-GAAP net income and net income per share. When preparing the Non-GAAP financial results and guidance, the Company excludes certain GAAP items that management does not consider to be normal, including recurring cash operating expenses that might not meet the definition of unusual or non-recurring items. In particular, these Non-GAAP financial measures exclude: non-cash stock-based compensation expense, charges associated with convertible senior notes, vacated legacy campus facility costs, net of sublease income, non-cash amortization expense related to acquired intangible assets, changes in fair value of equity investments, transaction and divestiture-related expenses, changes in foreign currency exchange rates and certain adjustments to income tax expense. These Non-GAAP financial measures are provided as a complement to results provided in accordance with GAAP as management believes these Non-GAAP financial measures help indicate underlying trends in the Company's business, are important in comparing current results with prior period results and provide additional information regarding the Company's financial position. Management also uses these Non-GAAP financial measures to establish budgets and operational goals that are communicated internally and externally and to manage the Company's business and evaluate its performance. The Company provides guidance regarding combined R&D and SG&A expenses on both a GAAP and a Non-GAAP basis. A reconciliation of these GAAP financial results to Non-GAAP financial results is included in the attached financial information.

Forward-Looking Statements
In addition to historical facts, this press release contains forward-looking statements that involve a number of risks and uncertainties. These statements include, but are not limited to, statements related to: our business strategy, objectives, and future development plans; the benefits to be derived from our products and product candidates; the value our products and/or our product candidates may bring to patients; the continued success of INGREZZA; successfully launching and commercializing CRENESSITY; our financial and operating performance, including our future revenues, expenses, or profits; our collaborative partnerships; clinical and scientific data updates for our products and product candidates, including observations regarding clinical outcomes, safety, and tolerability; expected future clinical and regulatory milestones; and the timing of the initiation and/or completion of our clinical, regulatory, and other development activities and those of our collaboration partners. Factors that could cause actual results to differ materially from those stated or implied in the forward-looking statements, include but are not limited to the following: risks and uncertainties associated with Neurocrine Biosciences’ business and finances in general; risks and uncertainties associated with the commercialization of INGREZZA and CRENESSITY; risks related to the development of our product candidates; risks associated with our dependence on third parties for development, manufacturing, and commercialization activities for our products and product candidates, and our ability to manage these third parties; risks that the FDA or other regulatory authorities may make adverse decisions regarding our products or product candidates; risks that development activities may not be initiated or completed on time or at all, or may be delayed for regulatory, manufacturing, or other reasons, may not be successful or replicate previous clinical trial results, may fail to demonstrate that our product candidates are safe and effective, or may not be predictive of real-world results or of results in subsequent clinical trials; risks that the potential benefits of the agreements with our collaboration partners may never be realized; risks that our products, and/or our product candidates may be precluded from commercialization by the proprietary or regulatory rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; risks associated with government and third-party regulatory and/or policy efforts which may, among other things, impose sales and pharmaceutical pricing controls on our products or limit coverage and/or reimbursement for our products; risks associated with competition from other therapies or products, including potential generic entrants for our products; risks associated with our ability to manage the growth of our organization; and other risks described in our periodic reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2025. Neurocrine Biosciences disclaims any obligation to update the statements contained in this press release after the date hereof other than as required by law.

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Contact: Neurocrine Biosciences, Inc.
Tony Jewell (Media)
858-617-7578
media@neurocrine.com
Todd Tushla (Investors)
858-617-7143
ir@neurocrine.com

TABLE 1
NEUROCRINE BIOSCIENCES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions, except per share data)	2025	2024	2025	2024
Revenues:
Net product sales	$798.3	$621.2	$2,833.9	$2,330.6
Collaboration revenues	7.2	6.5	26.6	24.7
Total revenues	805.5	627.7	2,860.5	2,355.3
Operating expenses:
Cost of revenues	17.6	9.3	52.1	34.0
Research and development	258.2	185.6	1,015.7	731.1
Acquired in-process research and development	17.0	3.0	17.4	12.5
Selling, general, and administrative	301.8	287.8	1,156.2	1,007.2
Total operating expenses	594.6	485.7	2,241.4	1,784.8
Operating income	210.9	142.0	619.1	570.5
Other income (expense):
Unrealized gain (loss) on equity investments	2.7	(1.9)	(4.0)	(37.1)
Charges associated with convertible senior notes	—	—	—	(138.4)
Investment income and other, net	25.8	22.5	90.3	91.0
Total other income (expense), net	28.5	20.6	86.3	(84.5)
Income before provision for income taxes	239.4	162.6	705.4	486.0
Provision for income taxes	85.7	59.5	226.8	144.7
Net income	$153.7	$103.1	$478.6	$341.3

Earnings per share, basic	$1.54	$1.03	$4.81	$3.40
Earnings per share, diluted	$1.48	$1.00	$4.67	$3.29

Weighted average common shares outstanding, basic	99.9	100.0	99.5	100.4
Weighted average common shares outstanding, diluted	103.7	102.9	102.5	103.7

TABLE 2
NEUROCRINE BIOSCIENCES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

(in millions)	December 31, 2025	December 31, 2024
Cash, cash equivalents, and marketable securities	$1,480.4	$1,076.1
Other current assets	1,042.3	648.6
Total current assets	2,522.7	1,724.7
Deferred tax assets	320.3	485.7
Marketable securities	1,063.0	739.5
Right-of-use assets	455.4	509.4
Equity investments	120.8	124.8
Property and equipment, net	89.8	82.6
Other noncurrent assets	59.5	52.0
Total assets	$4,631.5	$3,718.7

Current liabilities	$743.4	$507.7
Noncurrent operating lease liabilities	415.3	455.1
Other noncurrent liabilities	219.7	166.2
Stockholders’ equity	3,253.1	2,589.7
Total liabilities and stockholders’ equity	$4,631.5	$3,718.7

TABLE 3
NEUROCRINE BIOSCIENCES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2025	2024	2025	2024
GAAP operating income [1]	$210.9	$142.0	$619.1	$570.5
Adjustments:
Stock-based compensation expense - R&D	24.4	21.2	91.0	68.8
Stock-based compensation expense - SG&A	34.2	45.2	126.9	126.7
Vacated legacy campus facility costs, net of sublease income [2]	1.0	1.0	3.4	18.0
Amortization of acquired intangible assets	1.1	0.9	4.1	3.6
Other	1.0	—	1.0	—
Non-GAAP operating income [1]	$272.6	$210.3	$845.5	$787.6

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions, except per share data)	2025	2024	2025	2024
GAAP net income [1]	$153.7	$103.1	$478.6	$341.3
Adjustments:
Stock-based compensation expense - R&D	24.4	21.2	91.0	68.8
Stock-based compensation expense - SG&A	34.2	45.2	126.9	126.7
Charges associated with convertible senior notes [3]	—	—	—	138.4
Vacated legacy campus facility costs, net of sublease income [2]	1.0	1.0	3.4	18.0
Amortization of acquired intangible assets	1.1	0.9	4.1	3.6
Changes in fair values of equity investments [4]	(2.7)	1.9	4.0	37.1
Other	0.9	—	1.6	0.3
Income tax effect related to reconciling items [5]	(18.0)	0.1	(55.1)	(77.9)
Non-GAAP net income [1]	$194.6	$173.4	$654.5	$656.3

Diluted earnings per share:
GAAP	$1.48	$1.00	$4.67	$3.29
Non-GAAP	$1.88	$1.69	$6.39	$6.33
1. Includes the following expenses:

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2025	2024	2025	2024
Milestones (R&D)	$3.9	$0.3	$65.4	$71.7
Acquired in-process research and development (IPR&D)	$17.0	$3.0	$17.4	$12.5
2. Reflects impairment charges and other costs associated with our vacated legacy campus facilities, net of sublease income, as we transition to occupy our new campus facility.
3. Reflects charges associated with the settlement of convertible senior notes conversions.
4. Reflects periodic fluctuations in the fair values of equity investments.
5. Estimated income tax effect of Non-GAAP reconciling items are calculated using applicable statutory tax rates, taking into consideration any valuation allowance and adjustments to exclude tax benefits or expenses primarily relating to charges associated with convertible senior notes and non-cash stock-based compensation.

TABLE 4
NEUROCRINE BIOSCIENCES, INC.
RECONCILIATION OF GAAP TO NON-GAAP EXPENSES
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2025	2024	2025	2024
GAAP cost of revenues	$17.6	$9.3	$52.1	$34.0
Adjustments:
Amortization of acquired intangible assets	1.1	0.9	4.1	3.6
Non-GAAP cost of revenues	$16.5	$8.4	$48.0	$30.4

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2025	2024	2025	2024
GAAP R&D	$258.2	$185.6	$1,015.7	$731.1
Adjustments:
Stock-based compensation expense	24.4	21.2	91.0	68.8
Non-GAAP R&D	$233.8	$164.4	$924.7	$662.3

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2025	2024	2025	2024
GAAP SG&A	$301.8	$287.8	$1,156.2	$1,007.2
Adjustments:
Stock-based compensation expense	34.2	45.2	126.9	126.7
Vacated legacy campus facility costs, net of sublease income	1.0	1.0	3.4	18.0
Other	1.0	—	1.0	—
Non-GAAP SG&A	$265.6	$241.6	$1,024.9	$862.5

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2025	2024	2025	2024
GAAP other income (expense), net	$28.5	$20.6	$86.3	$(84.5)
Adjustments:
Charges associated with convertible senior notes	—	—	—	138.4
Changes in fair values of equity investments	(2.7)	1.9	4.0	37.1
Other	(0.1)	—	0.6	0.3
Non-GAAP other income, net	$25.7	$22.5	$90.9	$91.3